Exhibit 10.23

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT,

SECURED BRIDGE CREDIT AGREEMENT

AND INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, SECURED BRIDGE CREDIT AGREEMENT AND INTERCREDITOR AGREEMENT (this “Amendment”), dated as of June 21, 2006, is by and among GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation (“Holdco”), GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation (the “Company”), GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation (“Gatehouse I”), successor by merger to Gatehouse Media Massachusetts III, Inc., ENM, Inc. and ENM Merger Sub, Inc., GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation (“Gatehouse II”), successor by merger to Heritage Partners Media, Inc. and HPM Merger Sub, Inc., ENHE ACQUISITION, LLC, a Delaware limited liability company (“ENHE” and, together with Gatehouse I and Gatehouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages hereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the First Lien Lenders (as defined below), including its successors and assigns from time to time (the “First Lien Administrative Agent”), WACHOVIA INVESTMENT HOLDINGS, LLC, in its capacity as administrative agent for the Second Lien Lenders (as defined below), including its successors and assigns from time to time (the “Second Lien Administrative Agent”) and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as control agent for the First Lien Administrative Agent and the Second Lien Administrative Agent, including its successor and assigns from time to time (the “Control Agent”).

W I T N E S S E T H

WHEREAS, the Credit Parties, the lenders party thereto (the “First Lien Lenders”) and the First Lien Administrative Agent are parties to that certain First Lien Credit Agreement dated as of June 6, 2006 (as amended, modified, supplemented, or restated from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Credit Parties, the lenders party thereto (the “Second Lien Lenders”) and the Second Lien Administrative Agent are parties to that certain Secured Bridge Credit Agreement dated as of June 6, 2006 (as amended, modified, supplemented, or restated from time to time, the “Secured Bridge Credit Agreement”);

WHEREAS, the Credit Parties, the First Lien Administrative Agent, the Second Lien Administrative Agent and the Control Agent are parties to that certain Intercreditor Agreement dated as of June 6, 2006 (as amended, modified, supplemented, or restated from time to time, the “Intercreditor Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Intercreditor Agreement, as amended hereby); and

WHEREAS, the Credit Parties, the First Lien Administrative Agent (on behalf of the First Lien Lenders), the Second Lien Administrative Agent (on behalf of the Second Lien Lenders) and the Control Agent, as applicable, have agreed to certain amendments to the First Lien Credit Agreement, Secured Bridge Credit Agreement and Intercreditor Agreement as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

Each of the Credit Parties and the First Lien Administrative Agent (on behalf of the First Lien Lenders) hereby agree to amend the First Lien Credit Agreement as follows:

1.1 Definition of Hedging Agreement Provider. The definition of “Hedging Agreement Provider” in Section 1.1 of the First Lien Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Hedging Agreement Provider” shall mean (a) with respect to the Hedging Agreements entered into between the Company and Goldman Sachs Capital Markets, L.P. as of May 10, 2006 and May 30, 2006, Goldman Sachs Capital Markets, L.P., and (b) with respect to any other Hedging Agreement that is permitted by Section 6.1(c), any Person that enters into such Hedging Agreement with a Credit Party or any of its Restricted Subsidiaries to the extent such Person is (i) the Administrative Agent, (ii) an Arranger, (iii) a Lender, (iv) an Affiliate of the Administrative Agent, an Arranger or a Lender or (v) any other Person that was the Administrative Agent, an Arranger or a Lender (or an Affiliate of any such Person) at the time it entered into the Hedging Agreement but has ceased to be the Administrative Agent, an Arranger or a Lender (or whose Affiliate has ceased to be the Administrative Agent, an Arranger or a Lender) under the Credit Agreement.

ARTICLE II

AMENDMENT TO SECURED BRIDGE CREDIT AGREEMENT

Each of the Credit Parties and the Second Lien Administrative Agent (on behalf of the Second Lien Lenders) hereby agree to amend the Secured Bridge Credit Agreement as follows:

2.1 Definition of Hedging Agreement Provider. The definition of “Hedging Agreement Provider” in Section 1.1 of the Secured Bridge Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Hedging Agreement Provider” shall mean (a) with respect to the Hedging Agreements entered into between the Company and Goldman Sachs Capital Markets, L.P. as of May 10, 2006 and May 30, 2006, Goldman Sachs Capital Markets, L.P., and (b) with respect to any other Hedging Agreement that is permitted by Section 6.1(c), any Person that enters into such Hedging Agreement with a Credit Party or any of its Restricted Subsidiaries to the extent such Person is (i) the Administrative Agent, (ii) an Arranger, (iii) a Lender, (iv) an Affiliate of the Administrative Agent, an Arranger or a Lender or (v) any other Person that was the Administrative Agent, an Arranger or a Lender (or an Affiliate of any such Person) at the time it entered into the Hedging Agreement but has ceased to be the Administrative Agent, an Arranger or a Lender (or whose Affiliate has ceased to be the Administrative Agent, an Arranger or a Lender) under the Credit Agreement.

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ARTICLE III

AMENDMENTS TO INTERCREDITOR AGREEMENT

Each of the Credit Parties, the First Lien Administrative Agent (on behalf of the First Lien Lenders), the Second Lien Administrative Agent (on behalf of the Second Lien Lenders) and the Control Agent hereby agree to amend the Intercreditor Agreement as follows:

3.1 Definition of First Lien Hedging Agreement Provider. The definition of “First Lien Hedging Agreement Provider” in Section 1.1 of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

“First Lien Hedging Agreement Provider” means any “Hedging Agreement Provider” as defined in the First Lien Credit Agreement.

3.2 Definition of Second Lien Hedging Agreement Provider. The definition of “Second Lien Hedging Agreement Provider” in Section 1.1 of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

“Second Lien Hedging Agreement Provider” means any “Hedging Agreement Provider” as defined in the Second Lien Credit Agreement.

ARTICLE IV

CONDITION TO EFFECTIVENESS

2.1 Closing Condition. This Amendment shall be and become effective as of the date first above written (the “First Amendment Effective Date”) upon satisfaction of the following conditions:

(a) Executed Amendment. Receipt by the First Lien Administrative Agent and the Second Lien Administrative Agent of a copy of this Amendment duly executed by (i) each of the Credit Parties, (ii) the First Lien Administrative Agent, on behalf of the First Lien Lenders, (iii) the Second Lien Administrative Agent, on behalf of the Second Lien Lenders, and (iv) the Control Agent.

(b) Executed Consents. Receipt by (i) the First Lien Administrative Agent of executed consents from the Required Lenders under the First Lien Credit Agreement authorizing the First Lien Administrative Agent to enter into this Amendment on their behalf and (ii) the Second Lien Administrative Agent of executed consents from the Required Lenders under the Secured Bridge Credit Agreement authorizing the Second Lien Administrative Agent to enter into this Amendment on their behalf.

ARTICLE V

MISCELLANEOUS

5.1 Amended Terms. On and after the First Amendment Effective Date, all references to the First Lien Credit Agreement, the Secured Bridge Credit Agreement (or “Second Lien Credit Agreement”) and the Intercreditor Agreement in each of the First Lien Credit Documents and Second Lien Credit Documents shall hereafter mean the First Lien Credit Agreement, the Secured Bridge Credit Agreement (or “Second Lien Credit Agreement”) and Intercreditor Agreement, respectively, as amended by this Amendment. Except as specifically amended hereby, the First Lien Credit Agreement, the Secured Bridge Credit Agreement and the Intercreditor Agreement are hereby ratified and confirmed by the parties thereto and shall remain in full force and effect according to their respective terms.

5.2 Authorization. By its signature, each Person executing this Amendment on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Amendment.

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5.3 Reaffirmation of Obligations. Each Credit Party hereby ratifies the First Lien Obligations and Second Lien Obligations.

5.4 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the First Lien Administrative Agent and the Second Lien Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of legal counsel.

5.5 Further Assurances. The parties hereto agree to promptly take such action, upon the reasonable request of any other party hereto, as is necessary to carry out the intent of this Amendment.

5.6 Entirety. This Amendment, the First Lien Credit Documents and the Second Lien Credit Documents embody the entire agreement among the applicable parties hereto and thereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

5.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

5.8 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5.9 Successors and Assigns. This Amendment shall be binding upon each of the parties hereto, the First Lien Claimholders, the Second Lien Claimholders, the Control Agent and each of their respective successors and assigns.

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IN WITNESS WHEREOF each of the Credit Parties, the First Lien Administrative Agent, the Second Lien Administrative Agent and the Control Agent have caused this Amendment to be duly executed as of the date first above written.

FIRST LIEN
ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as First Lien Administrative Agent

	By:	/s/ Franklin W. Wessinger
	Name:	Franklin W. Wessinger
	Title:	Managing Director

SECOND LIEN
ADMINISTRATIVE AGENT:	WACHOVIA INVESTMENT HOLDINGS, LLC,
as Second Lien Administrative Agent

	By:	/s/ Franklin W. Wessinger
	Name:	Franklin W. Wessinger
	Title:	Managing Director

CONTROL AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Control Agent

	By:	/s/ Franklin W. Wessinger
	Name:	Franklin W. Wessinger
	Title:	Managing Director

COMPANY:	GATEHOUSE MEDIA OPERATING, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

SUBSIDIARY BORROWERS:	GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation, successor by merger to Gatehouse Media Massachusetts III, Inc., ENM, Inc. and ENM Merger Sub, Inc.

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation, successor by merger to Heritage Partners Media, Inc. and HPM Merger Sub, Inc.

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

ENHE ACQUISITION, LLC,
a Delaware limited liability company

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

HOLDCO:	GATEHOUSE MEDIA HOLDCO, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

GUARANTORS:	LIBERTY GROUP ARIZONA HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

LIBERTY GROUP ARKANSAS HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

LIBERTY GROUP CALIFORNIA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

LIBERTY GROUP COLORADO HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	C.E.O.

LIBERTY GROUP CORNING HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP FREEPORT HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP ILLINOIS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP IOWA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP KANSAS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP LANSING PRINTING, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP LOUISIANA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP MANAGEMENT SERVICES, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP MICHIGAN HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP MINNESOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP MISSOURI HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP NEBRASKA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP NEVADA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP NEW YORK HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP NORTH DAKOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP PENNSYLVANIA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY GROUP SUBURBAN NEWSPAPERS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LIBERTY SMC, L.L.C., a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

MINERAL DAILY NEWS TRIBUNE, INC., a West Virginia corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

NEWS LEADER INC., a Louisiana corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

TERRY NEWSPAPERS, INC.,
an Iowa corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

ENTERPRISE NEWSMEDIA HOLDING, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

ENTERPRISE NEWSMEDIA, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LRT FOUR HUNDRED, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

THE MEMORIAL PRESS, LLC,
a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

LOW REALTY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

ENTERPRISE PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.

CP MEDIA, INC. a Massachusetts corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	C.E.O.